ROCKY MOUNTAIN CHOCOLATE FACTORY®

Investor Presentation

Elevating Chocolate Experiences into Unforgettable Moments

NASDAQ: RMCF • May 2023



Safe Harbor

This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Rocky Mountain Chocolate Factory, Inc. (the "Company") securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission ("SEC") regulations, including the written prospectus requirements.

This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of the Company.

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, in this release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of the Company and members of our management team. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from new products or services and other potential sources of additional revenue. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. These risk and uncertainties include, without limitation, the timely availability and acceptance of new products, product mix, market conditions, as well as factors that affect the chocolate confectionery industry in general and other factors. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the SEC, including our Annual Report on Form 10-K. Actual results may differ materially from those contemplated by the forward-looking statements. We undertake no obligation to update our forward-looking statements to reflect future events or circumstances.

In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or on our Web site at https://ir.rmcf.com/.

This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data.

Company History

Deep Heritage in Premium Chocolate and Confectionary Products

- **1981** — **Founded**
- **1984** — Built out **Durango, CO factory**



- **1985** — NASDAQ: RMCF — **Went Public**
- **1995** — Hit **100 franchise stores**



- **~2000** — Introduced **Caramel Apples** (now accounts for ~20% - 25% of store revenue)



- **2009** — Partnered with **Cold Stone Creamery**
- **2010** — Entered **Frozen Yogurt Business**



- **2012-13** — Partnered with **U-Swirl Frozen Yogurt**
- **2022** — Appointed New **Management Team**
- **2022** — Established Franchisee **Advisory Council**
- **2023** — Divested **U-Swirl Frozen Yogurt**


u-swirl YOGURT

- **2023** — Launched New **Strategic Plan**

Rocky Mountain Chocolate Factory Today

- Deep network of 150+ franchisee stores and 100+ Cold Stone Creamery licensed locations
- Business model focused on factory sales, royalty and marketing fees, franchise fees, retail sales (company-owned stores) and contract manufacturing
- Operates in a US confectionary market expected to grow at a 5% CAGR through 2027[1]
- New management team appointed in 2022 to revitalize growth and profitability through a long-term strategic transformation

At-a-Glance

FISCAL 2023 FINANCIAL RESULTS

$30M	Total Revenue
16%	Gross Margin
$3M	Adjusted EBITDA

[1]Source: National Confectioners Association 2023 State of Treating report

Executive Team



Robert Sarlls
Director & CEO



Allen Arroyo
CFO



Andrew Ford
VP – Sales & Marketing



Ryan McGrath
VP – Information Technology



Donna Coupe
VP – Franchise Support & Training



Scott Ouellet
Senior Supply Chain Advisor

A Rocky Setup
Analyzing the Problem

- Consistently generates positive operating cash flow and is debt free, however revenue and profitability have deteriorated over the past 10+ years
- A lack of manufacturing discipline has contributed to rising operating expenses and compressing margins
- A recognizable brand, but competitors are taking market share
  - Store count has meaningfully declined over the past 10 years
  - Chocolate factory sales are down more than 30% since 2016, while the industry has experienced 25% growth
- The Company has strayed from the core business and focus that made it successful in decades past – too many non-core investments
  - Core: Chocolate manufacturing, brand marketing, franchising, brick and mortar retail
  - Non-Core: Cold Stone licensing, U-Swirl Frozen Yogurt, transportation and logistics

Chocolate Confectionery Market Revenue
(in Billions USD)



$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
Market Up 25%
$42.2
$52.9
2017
2018
2019
2020
2021
2022
2023

#1 CHOCOLATE AND CANDY SHOP AMERICA'S BEST RETAILERS 2022 Newsweek

Market Forecast & Drivers[1]

- TAM – Chocolate and confectionery market
  - US confectionery sales reached $43B in 2022 (Euromonitor)
  - US chocolate confectionery sales amounted to $52.86B in 2023 and is expected to grow at a 3.5% CAGR through 2027[2].
- Candy and Confectionery products have 98% home penetration
- More than half of consumers buy confectionery products only in stores (32% purchased both online & in store)
- Highly fragmented industry
- Chocolate store volumes
  - Premium chocolate has been resistant to volume decreases impacting the rest of the industry
  - Chocolate volumes declined 4%, but dollar sales were up 9% in 2022



Estimated US Chocolate Sales[2]
(in Billions)
$62.0
$60.0
$58.0
$56.0
$54.0
$52.0
$50.0
$48.0
2023
2024
2025
2026
2027

[1]Source: National Confectioners Association 2023 State of Treating report
[2]Source: Statista

STRATEGIC TRANSFORMATION PLAN

Strategic Transformation Plan

Three Key Imperatives to Revitalize Growth & Profitability

Do More with Less

- Factory Operations
- Transportation and Logistics
- Franchise Development
- Franchise Operations

Simplify and Focus

- Exit Non-Core Frozen Yogurt
- Deemphasize co-branding
- Right size & expand the brick-and-mortar footprint
- Factory operations

Amplify and Elevate

- Update brand and image
- Revitalize customer experience
- Product innovation
- Medium to long term – opportunity to develop a premium store concept

Elevate chocolate experiences into unforgettable moments as America's confectioner of choice

Strategic Transformation Plan

Do More with Less

1

Factory Operations

- Maximize throughput, increase equipment utilization and reduce waste
- Enhance training and staff development
- Implement advanced technology and automation to improve ROI

2

Transportation and Logistics

- Utilize cross dock companies to reduce transportation costs, shorten delivery lead times and increase store delivery frequency
- Outsource last-mile fulfillment - removing limitations caused by geographic restrictions
- Reducing dependence on 3rd party warehousing

3

Franchise Development

- Increase the investment attractiveness and value proposition of Rocky Mountain Chocolate
- Focus on multi-unit operators – grow the footprint through these operators

4

Franchise Operations

- Improve franchisee relations – their success will lead to our success
- Improve consistency of offering, service and in-store experience



Strategic Transformation Plan

Do More with Less

Exit Underperforming Stores and Revitalize the Franchisee Network

- Shortly after joining Rocky Mountain, CEO Rob Sarlls pledged to visit 50 out of the Company's 150+ chocolate stores each year in order to build a stronger relationship with the franchisee network
  - As of April 2023, Mr. Sarlls has completed 50 out of 50 store visits
- Established Franchisee Advisory Council & Annual Franchisee Convention
  - Establishing interactive, transparent dialogue among franchisees and RMCF
- Enhanced franchisee profitability
  - SKU portfolio optimization & innovation


OPEN



Strategic Transformation Plan

Simplify and Focus – Short-Term

- Recently Divested Non-Core Frozen Yogurt Business
  - Limited scale, human capital intensive, untrue to brand
- Right size the brick-and-mortar footprint
  - Established task force to improve stores or facilitate exits (25 to 35 stores)
- Factory operations
  - Focus on high volume SKUs to simplify the factory, store management and consumer choices
  - Increase use of 3rd party manufacturers for certain SKUs
  - Establishing strategic partnerships with suppliers

Strategic Transformation Plan

Simplify and Focus – Long-Term

- Upgrade technological infrastructure & enhance reporting tools
  - New ERP implementation in calendar 2024
  - Enables better data-driven decisions
  - New singular POS system implementation in calendar 2024
  - New in-house MIS tools/systems currently being implemented

#1 CHOCOLATE AND CANDY SHOP | AMERICA'S BEST RETAILERS



NTAIN
FACTORY

ROCKY MOUNTAIN CHOCOLATE FACTORY



Strategic Transformation Plan

Amplify and Elevate

- Update brand and image by end of 2023
- Over the next several years, add up to 100 new stores in highly visible and trafficked locations operated by multi-unit developers with better economics
- Revitalize the in-store experience
  - Modest investment by franchisees to upgrade store flow and functionality
  - Improving brand standards and compliance with the addition of two new directors
  - Implementing new KPIs to ensure a consistent experience across our footprint
  - Focus franchisees on service, optimal stock levels, product mix and increasing basket size through sampling
  - More effectively utilize store displays to promote seasonal, limited time offers, and/or product innovations

Strategic Transformation Plan

Amplify and Elevate

- Create an omnichannel customer experience
  - Revamp company website for user friendly digital shopping
  - Build a social media and influencer presence
  - Roll out a Rocky Mountain Chocolate app
  - Outsourcing e-commerce logistics to provide additional distribution centers and market-leading technology
  - Strike new partnerships with online 3rd party marketplaces (eg. Amazon Prime)
- Implement a loyalty program to expand the recurring customer base
- Introduce new & innovative products
  - Hired first ever head of R&D in early 2023
- In the medium-long term, opportunity to develop a new premium plus concept
  - 8-12 company owned stores in the top retail locations of the US focused on luxury


Rocky Mountain Chocolate Factory


rocky mountain
MINTS
ROCKY MOUNTAIN
CHOCOLATE FACTORY

Strategic Transformation Plan

Multi-Year Outcomes

- Firmly establish Rocky Mountain Chocolate as America's #1 premium chocolatier with first-class manufacturing and omnichannel retail
- More than double chocolate revenue and factory pound volume
- A network of 250+ revitalized chocolate shops doing over $800K/revenue per store – doubles systemwide sales to $200 million
- E-commerce sales to increase to 10% of total revenue mix
- Restore gross margins to 25-30% levels
- Drive operating leverage through better efficiencies and leveraging more cost-effective 3rd party supplier partners
- Premium-plus branded stores providing an additional value creation channel

Investment Highlights

- A leading manufacturer of premium chocolate products with a deep network of 150+ franchise stores, a debt free balance sheet and a history of steady free cash flow generation
- Operating in a highly fragmented US chocolate and candy shop market, which continues to benefit from overall consumption growth
- A refreshed board and new management team to drive significant growth and market share gains
  - Over 60 years of F&B, hospitality and franchising experience
- Executing a three pillar transformation plan to accelerate sales and cash flow growth
  - Do more with less; simplify and focus; amplify and elevate
  - Key focus areas include streamlining end-to-end operations and exiting non-core businesses, creating an omnichannel customer experience and elevating the Rocky Mountain Chocolate brand



#1 CHOCOLATE AND CANDY SHOP

[1]Source: National Confectioners Association 2023 State of Treating report


thank
you.

Contact Us

Company Contact
Allen Arroyo
Chief Financial Officer
aarroyo@rmcf.net

Investor Relations Contact
Sean Mansouri, CFA
Elevate IR
720-330-2829
RMCF@elevate-ir.com

Media Contact
Rob Swadosh
SwadoshGroup
908-723-2845

Appendix

Balance Sheet Summary

*In Thousands USD	FY2022	FY2023
Assets		
Cash & Equivalent	$7,587	$4,717
Acct Receivable	$1,906	$2,056
Inventory	$4,298	$3,640
Other Assets	$13,090	$11,574
Total Assets	$26,881	$21,987
Liabilities		
Acct Payable	$1,496	$2,190
Total Debt	$0	$0
Other Liabilities	$5,985	$5,427
Total Liabilities	$7,481	$7,617
Total Shareholder Equity	$19,400	$14,370

Board of Directors

Robert Sarlls
Director & CEO

Jeffrey Geygan
Chairman of the Board

Starlette Johnson
Director

Mark Riegal
Director

Brett Seabert
Director

Key Stats[1]

Stock Price
$5.84

Shares Outstanding
6.25M

Market Cap
$36.5M

FINANCIAL HIGHLIGHTS (FY 2023)

Total Revenue
$30.4M

Adj EBITDA
$2.6M

$4.0M
Factory/Retail Gross Profit

1.0x
EV/Sales (FY'23)

$(6.0)M
Net Income

12.2x
EV/AEBITDA (FY'23)

Cash & Equivalents
$4.7M

Total Debt
$0M

[1]Source: Capital IQ (@ 5/23/2023)

ROCKY MOUNTAIN CHOCOLATE FACTORY

Financial Performance



Key Performance Metrics¹
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
13.3%
20.9%
16.4%
FY 2021
FY 2022
FY 2023
Revenue
AEBITDA
Gross Margin

[1]For fiscal year ended February 28, in millions USD excl. margin items

Ramping Store Productivity


RMCF Average Unit Volume
$600
$550
$500
$450
$400
$350
$300
180
175
170
165
160
155
150
145
140
31% AUV Growth vs
Pre-COVID levels
FY2019
FY2020
FY2021
FY2022
FY2023
RMCF AUVs
Stores

Factory Sales



Average Factory Sales to Franchisees
$120
$100
$80
$60
$40
$20
$-
28% Growth vs
Pre-COVID levels
FY2019
FY2020
FY2021
FY2022
FY2023

Our Products

Apples



Truffles



Rocky Mountain Assorted Favorites



#1 CHOCOLATE AND CANDY SHOP

ROCKY MOUNTAIN CHOCOLATE FACTORY

Durango Manufacturing Plant

- Examine all processes from procurement to manufacturing to distribution
  - Improve efficiencies to increase throughput on highest value SKUs – (rationalizing SKUs, upgrading equipment, product quality, etc.)
  - Find automation opportunities to deal with tight labor market
  - Look at external industry partners to supplement capabilities
  - Restructure hiring and retention policies for employees
  - New training and development to reduce waste/scrap



Rocky Mountain
CHOCOLATE FACTORY

#1 CHOCOLATE AND CANDY SHOP RETAILERS

THANK YOU